UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of
                    The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) July 19, 2005

                           MOVIE GALLERY, INC.
         (Exact name of registrant as specified in its charter)

         Delaware                  0-24548            63-1120122
(State or Other Jurisdiction     (Commission         (IRS Employer
     of Incorporation)           File Number)       Identification No.)

             900 West Main Street
               Dothan, Alabama                            36301
   (Address of principal executive offices)             (Zip Code)

           Registrant's telephone number, including area code
                           (334) 677-2108
      -------------------------------------------------------------
      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))









ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 19, 2005, the Company issued a press release announcing its same-store revenues for the second quarter of 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 9.01. The information furnished in this Item 9.01 shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall such information be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     99.1   Press Release dated July 19, 2005.





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVIE GALLERY, INC.
Date: July 20, 2005

/S/ Timothy R. Price
----------------------------
Timothy R. Price
Executive Vice President and
Chief Financial Officer






INDEX TO EXHIBITS

99.1    Press Release dated July 19, 2005.